UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2008

MABCURE INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-141131
(Commission File Number)

20-4907822
(IRS Employer Identification No.)

3702 South Virginia Street, #G12-401, Reno, Nevada, USA 89502-6030
(Address of principal executive offices and Zip Code)

(775) 338-2598
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 3, 2008, MabCure Inc. (the "Company") engaged Ted Davis Accounting Group, P.C. as its principal accountant and terminated Maddox, Unger Silberstein, PLLC ("Previous Accountants") from that role. The change in accountants was approved by the Board of Directors of the Company and did not result from any dissatisfaction with the quality of professional services rendered by Previous Accountants.

In connection with the audit of the Company's financial statements for the fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent interim period, (i) there were no disagreements with the Previous Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the Previous Accountants' satisfaction, would have caused the Previous Accountants to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no "reportable events", as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The audit report of the Previous Accountants on the financial statements of the Company as of and for the periods ended December 31, 2006 and December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report on the financial statements of the Company as of December 31, 2007 and for the period of inception to December 31, 2007, contained an uncertainty about the Company's ability to continue as a going concern.

On November 3, 2008, the Company provided the Previous Accountants with its disclosures in this Form 8-K disclosing the dismissal of the Previous Accountants and requested in writing that the Previous Accountants furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Previous Accountants response is filed as an exhibit to this Current Report on Form 8-K.

During the Company's two most recent fiscal years and in the subsequent interim period prior to October 30, 2008, the Company did not consult with Ted Davis Accounting Group, P.C. regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and no written or oral advice was provided by Ted Davis Accounting Group, P.C. that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

16.1	Letter from Previous Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABCURE INC.

/s/ Amnon Gonenne
Amnon Gonenne
President and Chief Executive Officer

Date: November 3, 2008